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                                                                   Exhibit 23(c)


[LETTERHEAD OF KPMG PEAT MARWICK LLP]




                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Family Bargain Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Summary Financial Information" and "Experts" in the prospectus.




                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------
                                        KPMG Peat Marwick LLP



San Diego, California
October 13, 1998